Operations and summary of significant accounting policies	12 Months Ended
Dec. 31, 2010
Operations and summary of significant accounting policies
Operations and summary of significant accounting policies

1.     Operations and summary of significant accounting policies

A.    Nature of operations

Information in our financial statements and related commentary are presented in the following categories:

Machinery and Power Systems — Represents the aggregate total of Construction Industries, Resource Industries, Power Systems, and All Other segments and related corporate items and eliminations.

Financial Products — Primarily includes the company’s Financial Products Segment.  This category includes Caterpillar Financial Services Corporation (Cat Financial), Caterpillar Insurance Holdings Inc. (Cat Insurance) and their respective subsidiaries.

As discussed in Note 22 — Segment Information, during the first quarter of 2011, we revised our reportable segments in line with the changes to our organizational structure that were announced during 2010.  The 2008, 2009 and 2010 financial information has been retrospectively revised to reflect the change in reportable segments.

Our products are sold primarily under the brands “Caterpillar,” “CAT,” design versions of “CAT” and “Caterpillar,” “Electro-Motive,” “FG Wilson,” “MaK,” “Olympian,” “Perkins,” “Progress Rail” and “Solar Turbines”.

We conduct operations in our Machinery and Power Systems businesses under highly competitive conditions, including intense price competition. We place great emphasis on the high quality and performance of our products and our dealers’ service support. Although no one competitor is believed to produce all of the same types of machines and engines that we do, there are numerous companies, large and small, which compete with us in the sale of each of our products.

Machines are distributed principally through a worldwide organization of dealers (dealer network), 50 located in the United States and 138 located outside the United States. Worldwide, these dealers serve 182 countries and operate 3,475 places of business, including 1,341 dealer rental outlets.  Reciprocating engines are sold principally through the dealer network and to other manufacturers for use in products manufactured by them. Some of the reciprocating engines manufactured by Perkins are also sold through a worldwide network of 142 distributors located in 183 countries. The FG Wilson branded electric power generation systems are sold through a worldwide network of 154 distributors located in 179 countries.  Some of the large, medium speed reciprocating engines are also sold under the MaK brand through a worldwide network of 19 distributors located in 130 countries.  Our dealers do not deal exclusively with our products; however, in most cases sales and servicing of our products are the dealers’ principal business. Turbines are sold through sales forces employed by the company. At times, these employees are assisted by independent sales representatives.

Manufacturing activities of Machinery and Power Systems are conducted in 94 plants in the United States; 16 in the United Kingdom; nine each in Italy and Mexico; eight in China; six in Canada; five in France; four each in Australia, Brazil and India; three in Poland; two each in Germany, Indonesia, Japan and the Netherlands; and one each in Belgium, Hungary, Malaysia, Nigeria, Russia, South Korea, Switzerland and Tunisia. Twelve parts distribution centers are located in the United States and 17 are located outside the United States.

Financial Products also conducts operations under highly competitive conditions. Financing for users of Caterpillar products is available through a variety of competitive sources, principally commercial banks and finance and leasing companies. We emphasize prompt and responsive service to meet customer requirements and offer various financing plans designed to increase the opportunity for sales of our products and generate financing income for our company. Financial Products activity is conducted primarily in the United States, with additional offices in Africa, Asia, Australia, Canada, the Commonwealth of Independent States, Europe, Latin America and the Middle East.

B.    Basis of consolidation

The financial statements include the accounts of Caterpillar Inc. and its subsidiaries.  Investments in companies that are owned 20% to 50% or are less than 20% owned and for which we have significant influence are accounted for by the equity method.  See Note 9 for further discussion.

We consolidate all variable interest entities (VIEs) where Caterpillar Inc. is the primary beneficiary.  For VIEs, we assess whether we are the primary beneficiary as prescribed by the accounting guidance on the consolidation of VIEs.  The primary beneficiary of a VIE is the party that has both the power to direct the activities that most significantly impact the entity’s economic performance, and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE.  We adopted the consolidation of variable interest entities guidance issued in June 2009 effective January 1, 2010.  See Note 1K for additional information.

Certain amounts for prior years have been reclassified to conform with the current-year financial statement presentation.

Shipping and handling costs are included in Cost of goods sold in Statement 1.  Other operating (income) expenses primarily include Cat Financial’s depreciation of equipment leased to others, Cat Insurance’s underwriting expenses, gains (losses) on disposal of long-lived assets, long-lived asset impairment charges, employee separation charges and benefit plan curtailment, settlement and special termination benefits.

Prepaid expenses and other current assets in Statement 2 include core to be returned for remanufacturing, prepaid rent, prepaid insurance and other prepaid items.  In addition, at December 31, 2008, this line included a security deposit of $232 million related to a deposit obligation due in 2009.  See Note 14 for further discussion.

C.    Sales and revenue recognition

Sales of Machinery and Power Systems are recognized and earned when all the following criteria are satisfied:  (a) persuasive evidence of a sales arrangement exists; (b) price is fixed and determinable; (c) collectability is reasonably assured; and (d) delivery has occurred.  Persuasive evidence of an arrangement and a fixed or determinable price exist once we receive an order or contract from a customer or independently owned and operated dealer.  We assess collectability at the time of the sale and if collectability is not reasonably assured, the sale is deferred and not recognized until collectability is probable or payment is received.  Typically, where product is produced and sold in the same country, title and risk of ownership transfer when the product is shipped.  Products that are exported from a country for sale typically pass title and risk of ownership at the border of the destination country.

Sales of certain turbine machinery units are recognized under accounting for construction-type contracts, primarily using the percentage-of-completion method.  Revenue is recognized based upon progress towards completion, which is estimated and continually updated over the course of construction.  We provide for any loss that we expect to incur on these contracts when that loss is probable.

Our remanufacturing operations are primarily focused on the remanufacture of Cat engines and components and rail related products.  In this business, used engines and related components (core) are inspected, cleaned and remanufactured.  In connection with the sale of most of our remanufactured product, we collect a deposit from the dealer that is repaid if the dealer returns an acceptable core within a specified time period.  Caterpillar owns and has title to the cores when they are returned from dealers.  The rebuilt engine or component (the core plus any new content) is then sold as a remanufactured product to dealers and customers.  Revenue is recognized pursuant to the same criteria as machinery and engine sales noted above (title to the entire remanufactured product passes to the dealer upon sale).  At the time of sale, the deposit is recognized in Other current liabilities in Statement 2.  In addition, the core to be returned is recognized as an asset in Prepaid expenses and other current assets in Statement 2 at the estimated replacement cost (based on historical experience with useable cores).  Upon receipt of an acceptable core, we repay the deposit and relieve the liability.  The returned core is then included in inventory.  In the event that the deposit is forfeited (i.e. upon failure by the dealer to return an acceptable core in the specified time period), we recognize the core deposit and the cost of the core in revenue and expense, respectively.

No right of return exists on sales of equipment.  Replacement part returns are estimable and accrued at the time a sale is recognized.

We provide discounts to dealers through merchandising programs.  We have numerous programs that are designed to promote the sale of our products.  The most common dealer programs provide a discount when the dealer sells a product to a targeted end user.  The cost of these discounts is estimated based on historical experience and known changes in merchandising programs and is reported as a reduction to sales when the product sale is recognized.

Our standard invoice terms are established by marketing region. When a sale is made to a dealer, the dealer is responsible for payment even if the product is not sold to an end customer and must make payment within the standard terms to avoid interest costs. Interest at or above prevailing market rates is charged on any past due balance. Our policy is to not forgive this interest.  In 2010, terms were extended to not more than one year for $221 million of receivables, which represents less than 1% of consolidated sales.  In 2009 and 2008, terms were extended to not more than one year for $312 million and $544 million of receivables, respectively, which represent approximately 1% of consolidated sales.

We establish a bad debt allowance for Machinery and Power Systems receivables when it becomes probable that the receivable will not be collected.  Our allowance for bad debts is not significant.

Revenues of Financial Products primarily represent the following Cat Financial revenues:

•      Retail (end-customer) finance revenue on finance leases and installment sale contracts is recognized over the term of the contract at a constant rate of return on the scheduled outstanding principal balance.  Revenue on retail notes is recognized based on the daily balance of retail receivables outstanding and the applicable effective interest rate.

•      Operating lease revenue is recorded on a straight-line basis in the period earned over the life of the contract.

•      Wholesale (dealer) finance revenue on installment contracts and finance leases is recognized over the term of the contract at a constant rate of return on the scheduled outstanding principal balance.  Revenue on wholesale notes is recognized based on the daily balance of wholesale receivables outstanding and the applicable effective interest rate.

•      Loan origination and commitment fees are deferred and then amortized to revenue using the interest method over the life of the finance receivables.

Recognition of income is suspended when collection of future income is not probable. Accrual is resumed, and previously suspended income is recognized, when the receivable becomes contractually current and/or collection doubts are removed. Cat Financial provides wholesale inventory financing to dealers. See Note 6 for more information.

Sales and revenues are presented net of sales and other related taxes.

D.    Inventories

Inventories are stated at the lower of cost or market. Cost is principally determined using the last-in, first-out (LIFO) method. The value of inventories on the LIFO basis represented about 70% of total inventories at December 31, 2010, 2009 and 2008.

If the FIFO (first-in, first-out) method had been in use, inventories would have been $2,575 million, $3,022 million and $3,216 million higher than reported at December 31, 2010, 2009 and 2008, respectively.

E.     Securitized receivables

Cat Financial periodically transfers certain finance receivables relating to retail installment sale contracts and finance leases to special purpose entities (SPEs) as part of their asset-backed securitization program.  When finance receivables are securitized, Cat Financial retains interests in the receivables in the form of subordinated certificates, an interest in future cash flows (excess), reserve accounts and servicing rights. In accordance with the new consolidation accounting guidance adopted January 1, 2010, these SPEs were concluded to be VIEs.  Cat Financial determined that it was the primary beneficiary based on its power to direct activities through its role as servicer and its obligation to absorb losses and right to receive benefits and therefore consolidated the entities using the carrying amounts of the SPEs’ assets and liabilities. Prior to January 1, 2010, the retained interests were recorded in Other assets at fair value. Cat Financial estimated fair value and cash flows using a valuation model and key assumptions for credit losses, prepayment rates and discount rates. See Note 6 and Note 17 for more information.

F.     Depreciation and amortization

Depreciation of plant and equipment is computed principally using accelerated methods. Depreciation on equipment leased to others, primarily for Financial Products, is computed using the straight-line method over the term of the lease. The depreciable basis is the original cost of the equipment less the estimated residual value of the equipment at the end of the lease term. In 2010, 2009 and 2008, Cat Financial depreciation on equipment leased to others was $690 million, $713 million and $724 million, respectively, and was included in Other operating (income) expenses in Statement 1. In 2010, 2009 and 2008, consolidated depreciation expense was $2,202 million, $2,254 million and $1,907 million, respectively. Amortization of purchased finite-lived intangibles is computed principally using the straight-line method, generally not to exceed a period of 20 years.

G.    Foreign currency translation

The functional currency for most of our Machinery and Power Systems consolidated companies is the U.S. dollar. The functional currency for most of our Financial Products and affiliates accounted for under the equity method is the respective local currency.  Gains and losses resulting from the translation of foreign currency amounts to the functional currency are included in Other income (expense) in Statement 1. Gains and losses resulting from translating assets and liabilities from the functional currency to U.S. dollars are included in Accumulated other comprehensive income (loss) in Statement 2.

H.    Derivative financial instruments

Our earnings and cash flow are subject to fluctuations due to changes in foreign currency exchange rates, interest rates and commodity prices.  Our Risk Management Policy (policy) allows for the use of derivative financial instruments to prudently manage foreign currency exchange rate, interest rate, commodity price and Caterpillar stock price exposures and not for the purpose of creating speculative positions.  Derivatives that we use are primarily foreign currency forward and option contracts, interest rate swaps, commodity forward and option contracts and stock repurchase contracts. All derivatives are recorded at fair value.  See Note 3 for more information.

I.      Income taxes

The provision for income taxes is determined using the asset and liability approach.  Tax laws require items to be included in tax filings at different times than the items are reflected in the financial statements.  A current liability is recognized for the estimated taxes payable for the current year.  Deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid.  Deferred taxes are adjusted for enacted changes in tax rates and tax laws.  Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

J.     Estimates in financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts. The more significant estimates include: residual values for leased assets, fair values for goodwill impairment tests, impairment of available-for-sale securities, warranty liability, stock-based compensation and reserves for product liability and insurance losses, postretirement benefits, post-sale discounts, credit losses and income taxes.

K.    New accounting guidance

Fair value measurements - In September 2006, the FASB issued accounting guidance on fair value measurements, which provides a common definition of fair value and a framework for measuring assets and liabilities at fair values when a particular standard prescribes it. In addition, this guidance expands disclosures about fair value measurements. In February 2008, the FASB issued additional guidance that (1) deferred the effective date of the original guidance for one year for certain nonfinancial assets and nonfinancial liabilities and (2) removed certain leasing transactions from the scope of the original guidance.  We applied this new guidance to financial assets and liabilities effective January 1, 2008 and nonfinancial assets and liabilities effective January 1, 2009. The adoption of this guidance did not have a material impact on our financial statements.  See Note 17 for additional information.

In January 2010, the FASB issued new accounting guidance that requires the gross presentation of activity within the Level 3 fair value measurement roll forward and details of transfers in and out of Level 1 and 2 fair value measurements.  It also clarifies existing disclosure requirements regarding the level of disaggregation of fair value measurements and disclosures on inputs.  We adopted this new accounting guidance for the quarterly period ended March 31, 2010.  The adoption of this guidance did not have a material impact on our financial statements.  See Note 17 for additional information.

Employers’ accounting for defined benefit pension and other postretirement plans - In September 2006, the FASB issued accounting guidance on employers’ accounting for defined benefit pension and other postretirement plans. This guidance requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under this guidance, gains and losses, prior service costs and credits and any remaining transition amounts under previous guidance that have not yet been recognized through net periodic benefit cost are recognized in Accumulated other comprehensive income (loss), net of tax effects, until they are amortized as a component of net periodic benefit cost. Also, the measurement date — the date at which the benefit obligation and plan assets are measured — is required to be the company’s fiscal year-end.

We adopted the balance sheet recognition provisions at December 31, 2006. We adopted the year-end measurement date effective January 1, 2008 using the “one measurement” approach.  Under the one measurement approach, net periodic benefit cost for the period between any early measurement date and the end of the fiscal year that the measurement provisions are applied is allocated proportionately between amounts to be recognized as an adjustment of Profit employed in the business and net periodic benefit cost for the fiscal year.  Previously, we used a November 30th measurement date for our U.S. pension and other postretirement benefit plans and September 30th for our non-U.S. plans.  The following summarizes the effect of adopting the year-end measurement date provisions as of January 1, 2008.  See Note 12 for additional information.

Adoption of postretirement benefit year-end measurement date

	January 1, 2008		January 1, 2008
(Millions of dollars)	Prior to adoption	Adjustment	Post adoption
Noncurrent deferred and refundable income taxes	$1,553	$8	$1,561
Liability for postemployment benefits	5,059	24	5,083
Accumulated other comprehensive income (loss)	(1,808)	17	(1,791)
Profit employed in the business	17,398	(33)	17,365

Business combinations and noncontrolling interests in consolidated financial statements - In December 2007, the FASB issued accounting guidance on business combinations and noncontrolling interests in consolidated financial statements.  The guidance on business combinations requires the acquiring entity in a business combination to recognize the assets acquired and liabilities assumed. Further, it changes the accounting for acquired in-process research and development assets, contingent consideration, partial acquisitions and transaction costs.  Under the guidance on noncontrolling interests, all entities are required to report noncontrolling (minority) interests in subsidiaries as equity in the consolidated financial statements. In addition, transactions between an entity and noncontrolling interests are treated as equity transactions.  We adopted this new guidance on January 1, 2009.  As required, the guidance on noncontrolling interests was adopted through retrospective application, and all prior period information has been adjusted accordingly. The adoption of this guidance did not have a material impact on our financial statements.  See Note 23 for further details.

Disclosures about derivative instruments and hedging activities - In March 2008, the FASB issued accounting guidance on disclosures about derivative instruments and hedging activities.  This guidance expands disclosures for derivative instruments by requiring entities to disclose the fair value of derivative instruments and their gains or losses in tabular format.  It also requires disclosure of information about credit risk-related contingent features in derivative agreements, counterparty credit risk, and strategies and objectives for using derivative instruments.  We adopted this new guidance on January 1, 2009.  The adoption of this guidance did not have a material impact on our financial statements.  See Note 3 for additional information.

Employers’ disclosures about postretirement benefit plan assets - In December 2008, the FASB issued accounting guidance on employers’ disclosures about postretirement benefit plan assets. This guidance expands the disclosure set forth in previous guidance by adding required disclosures about (1) how investment allocation decisions are made by management, (2) major categories of plan assets, and (3) significant concentration of risk. Additionally, this guidance requires an employer to disclose information about the valuation of plan assets similar to that required under the accounting guidance on fair value measurements.  We adopted this guidance for our financial statements for the annual period ended December 31, 2009.  The adoption of this guidance did not have a material impact on our financial statements. See Note 12 for additional information.

Recognition and presentation of other-than-temporary impairments - In April 2009, the FASB issued accounting guidance on the recognition and presentation of other-than-temporary impairments.  This new guidance amends the existing impairment guidance relating to certain debt securities and requires a company to assess the likelihood of selling the security prior to recovering its cost basis.  When a security meets the criteria for impairment, the impairment charges related to credit losses would be recognized in earnings, while noncredit losses would be reflected in other comprehensive income.  Additionally, it requires a more detailed, risk-oriented breakdown of major security types and related information. We adopted this guidance on April 1, 2009.  The adoption of this guidance did not have a material impact on our financial statements.  See Notes 6 and 11 for additional information.

Accounting for transfers of financial assets - In June 2009, the FASB issued accounting guidance on accounting for transfers of financial assets.  This guidance amends previous guidance by including: the elimination of the qualifying special-purpose entity (QSPE) concept; a new participating interest definition that must be met for transfers of portions of financial assets to be eligible for sale accounting; clarifications and changes to the derecognition criteria for a transfer to be accounted for as a sale; and a change to the amount of recognized gain or loss on a transfer of financial assets accounted for as a sale when beneficial interests are received by the transferor.  Additionally, the guidance requires extensive new disclosures regarding an entity’s involvement in a transfer of financial assets.  Finally, existing QSPEs (prior to the effective date of this guidance) must be evaluated for consolidation by reporting entities in accordance with the applicable consolidation guidance upon the elimination of this concept.  We adopted this new guidance on January 1, 2010.  The adoption of this guidance did not have a material impact on our financial statements.

Consolidation of variable-interest entities - In June 2009, the FASB issued accounting guidance on the consolidation of VIEs.  This new guidance revises previous guidance by eliminating the exemption for qualifying special purpose entities, by establishing a new approach for determining who should consolidate a VIE and by changing when it is necessary to reassess who should consolidate a VIE.  We adopted this new guidance on January 1, 2010.  The adoption of this guidance resulted in the consolidation of QSPEs related to Cat Financial’s asset-backed securitization program that were previously not recorded on our consolidated financial statements.  The restricted assets (Receivables-finance, Long-term receivables-finance, Prepaid expenses and other current assets, and Other assets) of the consolidated QSPEs totaled $324 million at January 1, 2010.  The liabilities (Accrued expenses, Long-term debt due within one year-Financial Products and Long-term debt due after one year-Financial Products) of the consolidated QSPEs totaled $327 million at January 1, 2010.  See Note 6 for additional information.

Disclosures about the credit quality of financing receivables and the allowance for credit losses — In July 2010, the FASB issued accounting guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.  The guidance expands disclosures for the allowance for credit losses and financing receivables by requiring entities to disclose information at disaggregated levels.  It also requires disclosure of credit quality indicators, past due information and modifications of financing receivables.  For end of period balances, the new disclosures were effective December 31, 2010 and did not have a material impact on our financial statements.  For activity during a reporting period, the disclosures will be effective January 1, 2011 and we do not expect the adoption to have a material impact on our financial statements.   See Note 6 for additional information.

L.    Goodwill

Goodwill represents the excess of the cost of a business combination over the fair value of the net assets acquired.  We are required to test goodwill for impairment, at the reporting unit level, annually and when events or circumstances indicate the fair value of a reporting unit may be below its carrying value.  A reporting unit is an operating segment or sub-segment to which goodwill is assigned when initially recorded. We assign goodwill to reporting units based on our integration plans and the expected synergies resulting from the business combination.   Because Caterpillar is a highly integrated company, the businesses we acquire are sometimes combined with or integrated into existing reporting units.  When changes occur in the composition of our operating segments or reporting units, goodwill is reassigned to the affected reporting units based on their relative fair values.

We test goodwill for impairment annually and whenever events or circumstances make it more likely than not that an impairment may have occurred.  We perform our annual goodwill impairment test as of October 1 and monitor for interim triggering events on an ongoing basis.  Goodwill is reviewed for impairment utilizing a two-step process.  The first step requires us to compare the fair value of each reporting unit, which we primarily determine using an income approach based on the present value of discounted cash flows, to the respective carrying value, which includes goodwill.  If the fair value of the reporting unit exceeds its carrying value, the goodwill is not considered impaired.  If the carrying value is higher than the fair value, there is an indication that an impairment may exist and the second step is required.  In step two, the implied fair value of goodwill is calculated as the excess of the fair value of a reporting unit over the fair values assigned to its assets and liabilities.  If the implied fair value of goodwill is less than the carrying value of the reporting unit’s goodwill, the difference is recognized as an impairment loss.  See Note 10 for further details.

M.   Accumulated other comprehensive income (loss)

Comprehensive income (loss) and its components are presented in Statement 3.  Accumulated other comprehensive income (loss), net of tax, consisted of the following at December 31:

	December 31,
(Millions of dollars)	2010	2009	2008
Foreign currency translation	$551	$603	$261
Pension and other postretirement benefits	(4,695)	(4,439)	(5,849)
Derivative financial instruments	45	60	95
Retained interests	—	(3)	(7)
Available-for-sale securities	48	15	(79)
Total accumulated other comprehensive income (loss)	$(4,051)	$(3,764)	$(5,579)

N.    Cash flow revision

The Company has revised previously reported cash flows from operating and investing activities for the years ended December 31, 2009 and 2008 in this Form 10-K to adjust for the impact of accrued but unpaid capital expenditures for each period.

Cash provided by operating activities increased from amounts previously reported by $156 million in 2009 and decreased by $125 million in 2008; while cash provided by investing activities decreased by $156 million in 2009, and cash used for investing activities was reduced by $125 million in 2008.

Unaudited cash flows from operating activities were increased by $165 million, $168 million and $115 million for the three, six and nine month periods ended March 31, June 30 and September 30, 2010 respectively, and cash flows from investing activities were decreased by the same amounts for the respective periods. These amounts will be revised in future quarterly filings.

Management has concluded that the impact was not material to any annual or quarterly period.